     FC 1-8-4-18                                                  EXHIBIT 10.21
     1339 Chestnut Street
     Philadelphia PA  19107-3579
     215 973 3679
     Fax 215 973 6680

     MARCUS F BROWN
     Vice President
     Asset Bassed/
     Structured Finance Division


                                                                      CoreStates
March 16, 1998                                                              Bank




Mr. Joseph E. Hajjar
Chief Financial Officer
Office Centre Corporation
38 East 32nd Street
New York, NY  10016


                  Re:  Extension of Commitment Date
                       ----------------------------

Dear Joe:

                  With reference to CoreStates' Commitment Letter dated December 15, 1997 outlining our $25,000,000 Credit Facility to be extended to OCC, UDI and UDI II, please accept this as our acknowledgment that the terms and conditions outlined therein remain in effect, and in addition, that the commitment date has been extended through April 30, 1998.


                                                  Very truly yours,

                                                  /s/ Marcus F. Brown

                                                  Marcus F. Brown
                                                  Vice President